UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 23, 2005

SOURCECORP, INCORPORATED

(Exact name of registrant as specified in its charter)

DELAWARE	0-27444	75-2560895
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3232 MCKINNEY AVENUE, SUITE 1000 DALLAS, TEXAS	75204
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 740-6500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01        Entry into a Material Definitive Agreement.

Effective as of March 23, 2005, SOURCECORP, Incorporated (the “Company”) entered into the Fifth Amendment and Waiver to Credit Agreement with respect to its Credit Agreement, dated as of April 3, 2001, as amended (the “Credit Agreement”), with Bank of America, N.A. and the lenders party thereto, pursuant to which amendment and waiver, among other matters, the lenders made permanent certain waivers with respect to Defaults and Events of Default under the Credit Agreement resulting from certain matters described in its Current Report on Form 8-K filed October 27, 2004 (and amended by Form 8-K/A on such date to correct a typographical error), the Company’s potential non-compliance with a designated fixed charge coverage ratio and the Company’s failure to timely deliver to its Administrative Agent its Quarterly Report on Form 10-Q for the third fiscal quarter of 2004, and any failure by the Company to comply with the Company’s leverage ratio covenant for fiscal quarters ended on or prior to September 30, 2004 and any Material Adverse Effect, Default or Event of Default that may have occurred as a result of such noncompliance.

The foregoing summary of the Fifth Amendment and Waiver to Credit Agreement is qualified by and should be read in connection with the actual text of the Fifth Amendment and Waiver to Credit Agreement, which is filed as Exhibit 99.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1*

Fifth Amendment and Waiver to Credit Agreement executed to be effective as of March 23, 2005, by and among SOURCECORP, Incorporated, Bank of America, N.A. as a Lender and as Administrative Agent for Lenders and the other Agents and Lenders party thereto.

*  Schedules and similar attachments are omitted in accordance with Item 601(b)(2) of Regulation S-K and a brief description of such omitted schedules and similar attachments is included in the agreement.  The Company undertakes to supplementally provide the Commission with a copy of any such omitted schedule or similar attachment upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 24, 2005

SOURCECORP, INCORPORATED

By:	/s/ ED H. BOWMAN, JR.
Ed H. Bowman, Jr.
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1

Fifth Amendment and Waiver to Credit Agreement executed to be effective as of March 23, 2005, by and among SOURCECORP, Incorporated, Bank of America, N.A. as a Lender and as Administrative Agent for Lenders and the other Agents and Lenders party thereto